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Exhibit 99.2

Q4 2024 and Full Year 2024

Management Report

February 13, 2025

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Contents

■	Q4 2024 and Full Year 2024 Results

–  Overview

–  Key Financial & Operating Metrics

–  Revenue by Geographic Area

■	Q4 2024 and Full Year 2024 Non-GAAP Results

–  Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

–  Reconciliation of GAAP to Non-GAAP Spending by Function

■	Related Information

The following commentary is provided by management and should be referenced in conjunction with PDF Solutions’ Fourth Quarter and Full Year 2024 financial results press release available on its Investor Relations website at http://www.pdf.com/financial-news. These remarks represent management’s current views of the Company’s financial and operational performance and are provided to give investors and analysts further insight into its performance in advance of the earnings call webcast. The Company disclaims any duty to update this information for future events.

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PDF Solutions Reports Fourth Quarter 2024 Results

Q4 2024 Key Metrics	financial results Summary
Revenue: $50.1M
GAAP Gross Margin: 68%

■    Q4 2024 Total revenues of $50.1M, up 8% over Q3 2024, and up 22% over Q4 2023.

■    Q4 2024 Analytics revenue of $47.9M, up 7% over Q3 2024, and up 22% over Q4 2023.

■    Q4 2024 Integrated yield ramp revenue of $2.2M, up 30% over Q3 2024, and up 8% over Q4 2023.

Non-GAAP Gross Margin: 72%
GAAP Diluted EPS: $0.01
Non-GAAP Diluted EPS: $0.25
Operating Cash Flow: $1.6M
Cash Used for Capital Expenditures: $5.8M

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PDF Solutions Reports Full Year 2024 Results

Full Year 2024 Key Metrics	financial results Summary
Revenue: $179.5M
GAAP Gross Margin: 70%	■ 2024 Total revenues of $179.5M, up 8% over 2023. ■ 2024 Analytics revenue of $169.3M, up 11% over 2023. ■ 2024 Integrated yield ramp revenue of $10.2M, down 26% over 2023.
Non-GAAP Gross Margin: 74%
GAAP Diluted EPS: $0.10
Non-GAAP Diluted EPS: $0.84
Operating Cash Flow: $9.7M
Cash Used for Capital Expenditures: $17.8M

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Key Financial & Operating Metrics – Quarterly

(in thousands, except outstanding shares, which are in millions, and percentages)

	Q4’24	Q3’24	Q2’24	Q1’24	Q4’23
Revenues	$50,085	$46,409	$41,661	$41,310	$41,125
GAAP Gross Margin	68%	73%	71%	67%	68%
Non-GAAP Gross Margin	72%	77%	75%	72%	72%
Outstanding Debt	$—	$—	$—	$—	$—
Operating Cash Flow	$1,606	$9,275	$684	($1,862)	$2,029
Cash Used for Capital Expenditures (CAPEX)	$5,847	$4,595	$5,320	$2,023	$2,408
$ Shares Repurchased	$—	$—	$—	$6,899	$—
Weighted Average Common Shares Outstanding	38.8	38.7	38.4	38.5	38.3
Effective Tax Rate Expense (Benefit)	63%	39%	2%	47%	(520)%

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Key Financial & Operating Metrics – Yearly

(in thousands, except outstanding shares, which are in millions, and percentages)

	Year Ended December 31,
	2024	2023	2022
Revenues	$179,465	$165,835	$148,549
GAAP Gross Margin	70%	69%	68%
Non-GAAP Gross Margin	74%	73%	71%
Outstanding Debt	$—	$—	$—
Operating Cash Flow	$9,703	$14,600	$32,298
Cash Used for CAPEX	$17,785	$11,325	$8,430
$ Shares Repurchased	$6,899	$743	$22,471
Weighted Average Common Shares Outstanding	38.6	38.0	37.3
Effective Tax Rate Expense	38%	36%	830%

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Revenue by Geographic Area – Quarterly

(Dollars in thousands)

	Q4’24	Q3’24	Q2’24	Q1’24	Q4’23
United States	$16,320	$21,065	$19,223	$17,733	$22,708
% of Total	33%	45%	46%	43%	55%
Japan	$11,932	$6,275	$7,932	$11,288	$2,460
% of Total	24%	14%	19%	27%	6%
China	$4,576	$5,673	$7,000	$4,853	$4,562
% of Total	9%	12%	17%	12%	11%
Taiwan	$1,150	$6,273	$954	$880	$4,679
% of Total	2%	14%	2%	2%	11%
Rest of the world	$16,107	$7,123	$6,552	$6,556	$6,716
% of Total	32%	15%	16%	16%	17%
Total revenues	$50,085	$46,409	$41,661	$41,310	$41,125

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Revenue by Geographic Area – Yearly

(Dollars in thousands)

	Year Ended December 31,
	2024	2023	2022
United States	$74,341	$92,798	$73,625
% of Total	41%	56%	50%
Japan	$37,427	$10,465	$13,916
% of Total	21%	6%	9%
China	$22,102	$26,488	$24,494
% of Total	12%	16%	16%
Taiwan	$9,257	$9,339	$7,995
% of Total	5%	6%	6%
Rest of the world	$36,338	$26,745	$28,519
% of Total	21%	16%	19%
Total revenues	$179,465	$165,835	$148,549

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GAAP / Non-GAAP Presentation

In addition to providing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), the Company also provides certain non-GAAP financial measures. Non-GAAP gross profit and margin exclude stock-based compensation expense and the amortization of acquired technology under costs of revenues. Non-GAAP net income excludes stock-based compensation expense, amortization of acquired technology under costs of revenues, amortization of other acquired intangible assets, and the effects of certain non-recurring items, such as expenses for certain legal proceedings, non-recurring legal, tax and accounting service-related costs, loss on damaged equipment in-transit, net of recovery from previously written-off property and equipment, and their related income tax effects, as applicable, as well as adjustments for the valuation allowance for deferred tax assets and reconciling items. These non-GAAP financial measures are used by management internally to measure the Company’s profitability and performance. PDF Solutions’ management believes that these non-GAAP measures provide useful supplemental information to investors regarding the Company’s ongoing operations in light of the fact that none of these categories of expense and income has a current effect on the future uses of cash (with the exception of expenses related to certain legal proceedings and non-recurring legal, tax and accounting services) nor do they impact the generation of current or future revenues. These non-GAAP results should not be considered an alternative to, or a substitute for, GAAP financial information, and may differ from similarly titled non-GAAP measures used by other companies. In particular, these non-GAAP financial measures are not a substitute for GAAP measures of income or loss as a measure of performance, or to cash flows from operating, investing and financing activities as a measure of liquidity. Since management uses these non-GAAP financial measures internally to measure profitability and performance, PDF Solutions has included these non-GAAP measures to give investors an opportunity to see the Company’s financial results as viewed by management. A reconciliation of the comparable GAAP financial measures to the non-GAAP financial measures is included herein.

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Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

Quarterly	(in thousands, except for per share amounts)

	Q4’24	Q3’24	Q2’24	Q1’24	Q4’23

GAAP net income (loss)	$ 539	$ 2,206	$ 1,705	($ 393)	$ 887
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income:
Stock-based compensation expense	6,507	6,730	5,700	6,110	5,923
Amortization of acquired technology under costs of revenues	583	584	584	584	586
Amortization of other acquired intangible assets	182	196	259	259	306
Expenses for certain legal proceedings (1)	69	—	—	—	75
Non-recurring legal, tax and accounting service-related costs	940	—	—	—	—
Loss on damaged equipment in-transit, net of (recovery) from previously written-off property and equipment	663	(55)	—	—	—
Tax impact of valuation allowance for deferred tax assets and reconciling items (2)	375	262	(1,159)	(813)	(2,060)
Non-GAAP net income	$ 9,858	$ 9,923	$ 7,089	$ 5,747	$ 5,717
GAAP net income (loss) per diluted share	$ 0.01	$ 0.06	$ 0.04	($ 0.01)	$ 0.02
Non-GAAP net income per diluted share	$ 0.25	$ 0.25	$ 0.18	$ 0.15	$ 0.15
Weighted average common shares used in GAAP net income (loss) per diluted share calculation	39,104	39,105	38,925	38,500	38,814
Weighted average common shares used in Non-GAAP net income per diluted share calculation	39,104	39,105	38,925	39,053	38,814

(1)	Represents legal costs and expenses related to certain litigation and an arbitration proceeding which are expected to continue until these matters are resolved.
(2)	The difference between the GAAP and non-GAAP income tax provisions is primarily due to the valuation allowance on a GAAP basis and non-GAAP adjustments. For example, on a GAAP basis, the Company does not receive a deferred tax benefit for foreign tax credits or research and development credits after the valuation allowance. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full U.S. federal or state valuation allowance due to the Company’s cumulative non-GAAP income and management’s conclusion that it is more likely than not to utilize its net deferred tax assets (DTAs). Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its U.S. net DTAs on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its U.S. DTAs on a non-GAAP basis.

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Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

Yearly	(in thousands, except for per share amounts)

	Year Ended December 31,
	2024	2023	2022
GAAP net income (loss)	$ 4,057	$ 3,105	($ 3,429)
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income:
Stock-based compensation expense	25,047	21,484	19,649
Amortization of acquired technology	2,335	2,266	2,213
Amortization of other acquired intangible assets	896	1,285	1,270
Expenses for certain legal proceedings (1)	69	2,600	1,895
Non-recurring legal, tax and accounting service-related costs	940	209	—
Loss on damaged equipment in-transit, net of (recovery) from previously written-off property and equipment	608	(105)	—
Tax impact of valuation allowance for deferred tax assets and reconciling items (2)	(1,335)	(2,374)	1,326
Non-GAAP net income	$ 32,617	$ 28,470	$ 22,924
GAAP net income (loss) per diluted share	$ 0.10	$ 0.08	($ 0.09)
Non-GAAP net income per diluted share	$ 0.84	$ 0.73	$ 0.60
Weighted average common shares used in GAAP net income (loss) per diluted share calculation	39,047	38,937	37,309
Weighted average common shares used in Non-GAAP net income per diluted share calculation	39,047	38,937	38,130

(1)Represents legal costs and expenses related to certain litigation and an arbitration proceeding which are expected to continue until these matters are resolved.
(2)The difference between the GAAP and non-GAAP income tax provisions is primarily due to the valuation allowance on a GAAP basis and non-GAAP adjustments. For example, on a GAAP basis, the Company does not receive a deferred tax benefit for foreign tax credits or research and development credits after the valuation allowance. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full U.S. federal or state valuation allowance due to the Company’s cumulative non-GAAP income and management’s conclusion that it is more likely than not to utilize its net DTAs. Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its U.S. net DTAs on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its U.S. DTAs on a non-GAAP basis.

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Reconciliation of GAAP to Non-GAAP Spending by Function

Quarterly

	(in thousands)
	Q4’24	Q3’24	Q2’24	Q1’24	Q4’23
Cost of Revenue - GAAP	$ 15,901	$ 12,484	$ 12,230	$ 13,529	$ 13,194
Adjustments to reconcile GAAP Cost of Revenue to Non-GAAP Cost of Revenue:
Stock-based compensation expense	(1,336)	(1,366)	(1,185)	(1,200)	(1,147)
Amortization of acquired technology	(583)	(584)	(584)	(584)	(586)
Cost of Revenue - Non-GAAP	$ 13,982	$ 10,534	$ 10,461	$ 11,745	$ 11,461

Research & Development - GAAP	$ 14,417	$ 13,516	$ 12,649	$ 12,984	$ 12,308
Adjustments to reconcile GAAP R&D to Non-GAAP R&D:
Stock-based compensation expense	(2,318)	(2,375)	(2,063)	(2,202)	(2,102)
Research & Development - Non-GAAP	$ 12,099	$ 11,141	$ 10,586	$ 10,782	$ 10,206

Selling, General, & Administrative - GAAP	$ 19,073	$ 18,094	$ 16,259	$ 16,498	$ 16,194
Adjustment to reconcile GAAP SG&A to Non-GAAP SG&A:
Stock-based compensation expense	(2,853)	(2,989)	(2,452)	(2,708)	(2,674)
Expenses for certain legal proceedings (1)	(69)	—	—	—	(75)
Non-recurring legal, tax and accounting service-related costs	(940)	—	—	—	—
Selling, General, & Administrative - Non-GAAP	$ 15,211	$ 15,105	$ 13,807	$ 13,790	$ 13,445

(1)	Represents legal costs and expenses related to certain litigation and an arbitration proceeding which are expected to continue until these matters are resolved.

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Reconciliation of GAAP to Non-GAAP Spending by Function

Yearly

	(in thousands)
	Year Ended December 31,
	2024	2023	2022
Cost of Revenue - GAAP	$ 54,144	$ 51,749	$ 47,907
Adjustments to reconcile GAAP Cost of Revenue to Non-GAAP Cost of Revenue:
Stock-based compensation expense	(5,087)	(4,169)	(2,974)
Amortization of acquired technology	(2,335)	(2,266)	(2,213)
Cost of Revenue - Non-GAAP	$ 46,722	$ 45,314	$ 42,720

Research & Development - GAAP	$ 53,566	$ 50,736	$ 56,126
Adjustments to reconcile GAAP R&D to Non-GAAP R&D:
Stock-based compensation expense	(8,958)	(7,711)	(9,391)
Research & Development - Non-GAAP	$ 44,608	$ 43,025	$ 46,735

Selling, General, & Administrative - GAAP	$ 69,924	$ 62,216	$ 45,338
Adjustment to reconcile GAAP SG&A to Non-GAAP SG&A:
Stock-based compensation expense	(11,002)	(9,604)	(7,284)
Expenses for certain legal proceedings (1)	(69)	(2,600)	(1,895)
Non-recurring legal, tax and accounting service-related costs	(940)	(209)	—
Selling, General, & Administrative - Non-GAAP	$ 57,913	$ 49,803	$ 36,159

(1)	Represents legal costs and expenses related to certain litigation and an arbitration proceeding which are expected to continue until these matters are resolved.

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